INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Floating-Rate Non-Cumulative Preferred Stock, Series B

SLM CORPORATION

CUSIP 78442P 50 2
See Reverse for
Certain Definitions

This is to Certify that __________________is the owner of _______________fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon Surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.
Dated

COUNTERSIGNED AND REGISTERED:

THE BANK OF NEW YORK
	TRANSFER AGENT AND REGISTRAR	Executive Vice President, Finance
BY:
	Authorized Signature	Secretary

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNIF GIFT MIN ACT Custodian
(Cust) (Minor)

TEN ENT	- as tenants by the entireties	- under Uniform Gifts to Minors
Act
(State)

JT TEN	- as joint tenants with right of
Survivorship and not as tenants
In common

Additional abbreviations may also be used though not in the above list

For value received ___hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

__________________________________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________ 19____

             In presence of

______________________

________________________

SLM CORPORATION

SLM CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OR SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND OF THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE TRANSFER AGENT.